SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GENCORP INC

                    GABELLI GLOBAL PARTNERS LP
                                 3/22/04           42,000-           10.7678
                    GAMCO INVESTORS, INC.
                                 3/19/04            5,000-             *DO
                                 3/18/04            1,000            11.0600
                                 3/10/04            2,000-           11.1950
                                 3/08/04           20,000-           11.1650
                                 3/03/04            1,000            11.1600
                                 3/03/04              500-           11.2100
                                 3/03/04            5,000-           11.2044
                                 3/01/04           15,000-           11.3383
                                 3/01/04            3,000-           11.2813
                                 2/24/04            4,500-           11.3067
                                 2/20/04            1,500            11.5900
                                 2/09/04            5,000-           11.0580
                                 2/02/04            5,000-             *DO
                                 1/30/04            1,500            10.5500
                                 1/29/04              500            10.9500
                     GABELLI FUNDS, LLC.
                         GABELLI EQUITY INCOME FUND
                                 2/23/04           10,000-           11.3500


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.